                                                                    Exhibit 10.6

                           GENERAL CONTINUING GUARANTY

            This GENERAL CONTINUING GUARANTY (this "GUARANTY"), dated as of
February 3rd, 2006, is executed and delivered by the Persons listed on the signature page(s) hereof under the caption "Guarantor" and any additional entities acceding hereto (collectively, jointly and severally, the "Guarantors"
and each a "GUARANTOR"), in favor of the below defined Holders and Christiana
Corporate Services, Inc., a Delaware corporation, as Agent for the Holders (in such capacity, together with its successors and assigns, if any, "AGENT"), in light of the following:

            WHEREAS, pursuant to the Securities Purchase Agreement (the
"PURCHASE AGREEMENT") dated October 31, 2005, among SendTec Acquisition Corp.
("STAC") and the other parties thereto, and the Senior Secured Convertible
Debentures (the "DEBENTURES") issued by STAC pursuant to the Purchase Agreement, the Holders have severally agreed to extend the loans evidenced by the
Debentures (the "LOANS") to STAC;

            WHEREAS, the Guarantors recognize that, as of the Consolidation
Date, the Loans will benefit STAC, RelationServe Media, Inc. ("RSM"), as well as all the Subsidiaries of RSM; and

            WHEREAS, in consideration of the Loans, and in consideration of any other financial accommodations heretofore or hereafter extended by the Holders to RSM, STAC or any of their respective Subsidiaries, whether pursuant to the
Purchase Agreement or the other Financing Documents, Guarantors have agreed to jointly and severally guaranty the Guarantied Obligations.

            NOW, THEREFORE, in consideration of the foregoing, each of the
Guarantors hereby agrees with Agent as follows:

      1. Definitions and Construction.

            (a) DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the STAC Security
Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

            "GUARANTIED OBLIGATIONS" means (a) the due and punctual payment of the principal of, and interest (including any interest that, but for the commencement of an Insolvency Proceeding, would have accrued) on, any and all premium on, the Obligations owed by STAC or any other Grantor to Agent or any
Holder pursuant to the terms of the Purchase Agreement, the Debentures, the STAC
Security Agreement or any other Financing Document and (b) the due and punctual payment of all other present or future Obligations owing by Grantors to Agent or any Holder.

            "GUARANTOR SECURITY AGREEMENT" means the Guarantor Security
Agreement, dated as of the date hereof, among the Guarantors, the other grantors party thereto and the Agent.

            "STAC SECURITY AGREEMENT" means the STAC Security Agreement, dated as of October 31, 2005, among STAC, the other grantors party thereto and the
Agent.

                                      -1-

            "VOIDABLE TRANSFER" has the meaning set forth in SECTION 9.

            (b) CONSTRUCTION. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein,"
"hereby," "hereunder," and similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Section, subsection, clause, schedule, and exhibit references herein are to this Guaranty unless otherwise specified. Any reference in this Guaranty to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the satisfaction or payment in full of the Guarantied
Obligations shall mean the indefeasible payment in full in cash of all
Guarantied Obligations other than contingent indemnification Guarantied
Obligations. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

      2. GUARANTIED OBLIGATIONS. Each Guarantor hereby irrevocably and unconditionally, jointly and severally, guaranties to Agent and Holders, as and for its own debt, until final payment in full thereof has been made, (a) the prompt payment of the Guarantied Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of each
Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Grantors of all of the agreements, conditions, covenants, and obligations of Grantors contained in the Purchase
Agreement, the Debentures, the STAC Security Agreement and each of the other
Financing Documents.

      3. CONTINUING GUARANTY. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior
Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this
Guaranty as to future Guarantied Obligations. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Agent, (b) no such revocation shall apply to any Guarantied
Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any
Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Agent in existence on the date of such revocation, (d) no payment by any Guarantor, any Grantor, or from

                                      -2-

any other source, prior to the date of such revocation shall reduce the maximum obligation of such Guarantor hereunder, and (e) any payment by Grantors or from any source other than the Guarantors subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of the
Guarantors hereunder.

      4. PERFORMANCE UNDER THIS GUARANTY. In the event that Grantors fail to make any payment of any Guarantied Obligations, on or prior to the due date thereof, or if any Grantor shall fail to perform, keep, observe, or fulfill any other obligation referred to in CLAUSE (B) of SECTION 2 of this Guaranty in the manner provided in the Purchase Agreement or any other Financing Document, each of the Guarantors immediately shall cause, as applicable, such payment to be made or such obligation to be performed, kept, observed, or fulfilled.

      5. PRIMARY OBLIGATIONS. This Guaranty is a primary and original obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Each Guarantor hereby agrees that it is directly, jointly and severally with each other Guarantor, and any other guarantor of the Guarantied
Obligations, liable to Agent and the Holders, that the obligations of each
Guarantor hereunder are independent of the obligations of any Grantor, any other
Guarantor, or any other guarantor, and that a separate action may be brought against each Guarantor, whether such action is brought against any Grantor, any other Guarantor, or any other guarantor or whether any Grantor, any other
Guarantor, or any other guarantor is joined in such action. Each Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Agent or any Holder of whatever remedies they may have against STAC, any other Grantor, any Guarantor, or any other guarantor, or the enforcement of any lien or realization upon any security by Agent or any Holder. Each Guarantor consents and agrees that neither Agent nor any Holder shall be under any obligation to marshal any property or assets of STAC, any other Grantor, any Guarantor, or any other guarantor in favor of such Guarantor, or against or in payment of any or all of the Guarantied
Obligations.

      6. WAIVERS.

            (a) To the fullest extent permitted by applicable law, each
Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Purchase
Agreement and the Debentures, or the creation or existence of any Guarantied
Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to such Guarantors' rights to make inquiry of Agent to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of STAC or any other Grantor or of any other fact that might increase such Guarantors' risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Financing Documents; (vi) notice of any "Event of Default"
under the Purchase Agreement or the STAC Security Agreement; and (vii) all other notices (except if such notice is specifically required to be given to any
Guarantor under this Guaranty or any other Financing Documents to which any
Guarantor is a party) and demands to which any Guarantor might otherwise be entitled.

                                      -3-

            (b) To the fullest extent permitted by applicable law, each
Guarantor hereby waives the right by statute or otherwise to require Agent or any Holder, to institute suit against STAC or any other Grantor or to exhaust any rights and remedies which Agent or any Holder has or may have against STAC or any other Grantor. In this regard, each Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if the Guarantied Obligations were directly owing to Agent or any Holder, as applicable, by each Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been performed and paid in the manner provided for by the applicable Financing Documents, to the extent of any such payment) of any Grantor or by reason of the cessation from any cause whatsoever of the liability of such Grantor in respect thereof.

            (c) To the fullest extent permitted by applicable law, each
Guarantor hereby waives: (i) any right to assert against Agent or any Holder, any defense (legal or equitable), set-off, counterclaim, or claim which such
Guarantor may now or at any time hereafter have against any Grantor or any other party liable to Agent or any Holder; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the
Guarantied Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by
Agent or any Holder; (iv) the benefit of any statute of limitations affecting such Guarantors' liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to any Guarantor's liability hereunder.

            (d) Until such time as all of the Guarantied Obligations have been finally paid in full: (i) each Guarantor hereby waives and postpones any right of subrogation such Guarantor has or may have as against any Grantor with respect to the Guarantied Obligations; (ii) each Guarantor hereby waives and postpones any right to proceed against such Grantor or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and (iii) each
Guarantor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of such Grantor.

            (e) If any of the Guarantied Obligations or the obligations of any
Guarantor under this Guaranty at any time are secured by a mortgage or deed of trust upon real property, Agent or any Holder may elect, in its sole discretion, upon a default with respect to the Guarantied Obligations or the obligations of the Guarantors under this Guaranty, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of such
Guarantor hereunder. Each Guarantor understands that (a) by virtue of the operation of antideficiency law applicable to nonjudicial foreclosures, an election by Agent or any Holder to nonjudicially foreclose on such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of the Guarantors against Grantors or other guarantors or sureties, and (b) absent the waiver given by such Guarantor herein, such an election would estop Agent and Holders from enforcing this Guaranty against such Guarantor. Understanding the

                                      -4-

foregoing, and understanding that each Guarantor hereby is relinquishing a defense to the enforceability of this Guaranty, each Guarantor hereby waives any right to assert against Agent or any Holder any defense to the enforcement of this Guaranty, whether denominated "estoppel" or otherwise, based on or arising from an election by Agent or any Holder to nonjudicially foreclose on any such mortgage or deed of trust. Each Guarantor understands that the effect of the foregoing waiver may be that such Guarantor may have liability hereunder for amounts with respect to which such Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Grantors, the other Guarantors, or other guarantors or sureties.

            (f) Without limiting the generality of any other waiver or other provision set forth in this Guaranty, each Guarantor waives all rights and defenses that such Guarantor may have if all or part of the Guarantied
Obligations are secured by real property. This means, among other things:

                  (i) Agent or any Holder may collect from such Guarantor
without first foreclosing on any real or personal property collateral that may be pledged by such Guarantor, Grantors, the other Guarantors, or any other guarantor.

                  (ii) If Agent or any Holder forecloses on any real property collateral that may be pledged by such Guarantor, Grantors, the other
Guarantors, or any other guarantor:

                        (A) The amount of the Guarantied Obligations or any
obligations of such Guarantor in respect thereof may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                        (B) Agent may collect from such Guarantor even if Agent
or any Holder, by foreclosing on the real property collateral, has destroyed any right such Guarantor may have to collect from Grantors, the other Guarantors, or any other guarantor.

            This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have if all or part of the Guarantied Obligations are secured by real property.

            (g) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER
PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR WAIVES ALL RIGHTS AND
DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY AGENT OR ANY HOLDER, EVEN
THOUGH SUCH ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT
TO SECURITY FOR THE GUARANTIED OBLIGATIONS, HAS DESTROYED SUCH GUARANTOR'S
RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST GRANTORS BY THE OPERATION OF
APPLICABLE LAW.

            (h) Without limiting the generality of any other waiver or other provision set forth in this Guaranty, each Guarantor hereby agrees as follows:

                                      -5-

                  (i) Agent's and each Holder's right to enforce this Guaranty is absolute and is not contingent upon the genuineness, validity or enforceability of any of the Financing Documents. Each Guarantor agrees that
Agent's and each Holder's rights under this Guaranty shall be enforceable even if Grantors had no liability at the time of execution of the Financing Documents or later cease to be liable.

                  (ii) Each Guarantor agrees that Agent's and each Holder's
rights under the Financing Documents will remain enforceable even if the amount secured by the Financing Documents is larger in amount and more burdensome than that for which Grantors are responsible. The enforceability of this Guaranty against each Guarantor shall continue until all sums due under the Financing
Documents have been paid in full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for Grantors' obligations under the Financing Documents, from whatever cause, the failure of any security interest in any such security or collateral or any disability or other defense of any Grantor, any Guarantor, or any other guarantor of Grantors' obligations under any other Financing Document, any pledgor of collateral for any person's obligations to Agent or any other person in connection with the Financing Documents.

                  (iii) Each Guarantor waives the right to require Agent or any
Holder to (A) proceed against Grantors, any Guarantor, or any other guarantor of
Grantors' obligations under any Financing Document, any other pledgor of collateral for any person's obligations to Agent or any other person in connection with the Guarantied Obligations, (B) proceed against or exhaust any other security or collateral Agent or any Holder may hold, or (C) pursue any other right or remedy for such Guarantor's benefit, and agrees that Agent may exercise its right under this Guaranty without taking any action against
Grantors, any Guarantor, or any other guarantor of Grantors' obligations under the Financing Documents, any pledgor of collateral for any person's obligations to Agent or any other person in connection with the Guarantied Obligations, and without proceeding against or exhausting any security or collateral Agent or any
Holder holds.

      7. RELEASES. Each Guarantor consents and agrees that, without notice to or by any Guarantor and without affecting or impairing the obligations of any
Guarantor hereunder, Agent or any Holder may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Purchase Agreement or any other
Financing Document or may grant other indulgences to Grantors in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Purchase Agreement or any other Financing Document, or may, by action or inaction, release or substitute any Guarantor or any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied
Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof.

      8. NO ELECTION. Agent and Holders shall have the right to seek recourse against each Guarantor to the fullest extent provided for herein and no election by Agent or any Holder to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Agent's or any Holder's right to proceed in any other form of action or proceeding or

                                      -6-

against other parties unless Agent, on behalf of the Holders, has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Agent or any Holder under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of any Guarantor under this Guaranty except to the extent that Agent and Holders finally and unconditionally shall have realized payment in full of the Guarantied Obligations by such action or proceeding.

      9. REVIVAL AND REINSTATEMENT; MAXIMUM AMOUNT. If the incurrence or payment of the Guarantied Obligations or the obligations of any Guarantor under this
Guaranty by such Guarantor or the transfer by such Guarantor to Agent or any
Holder of any property of such Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "VOIDABLE TRANSFER"), and if
Agent or any Holder is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that
Agent or any Holder is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Agent or any Holder related thereto, the liability of each Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made. Notwithstanding anything to the contrary contained herein, each
Guarantor shall be jointly and severally liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty voidable under applicable law (including, without limitation, under Section 548 of the Bankruptcy Code or any similar provision under applicable law), and not for any greater amount.

      10. FINANCIAL CONDITION OF GRANTORS. Each Guarantor represents and warrants to Agent and Holders that it is currently informed of the financial condition of Grantors and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied
Obligations. Each Guarantor further represents and warrants to Agent and Holders that it has read and understands the terms and conditions of the Purchase
Agreement and each other Financing Document. Each Guarantor hereby covenants that it will continue to keep itself informed of Grantors' financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the
Guarantied Obligations.

      11. PAYMENTS; APPLICATION. All payments to be made hereunder by any
Guarantor shall be made in Dollars, in immediately available funds, and without deduction (whether for taxes or otherwise) or offset.

      12. ATTORNEYS FEES AND COSTS. Each Guarantor jointly and severally agrees to pay, on demand, all reasonable attorneys fees and all other costs and expenses which may be incurred by Agent or any Holder in connection with, arising out of, or consequential to, the protection, assertion, or enforcement of this Guaranty or the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

      13. NOTICES. All notices and other communications hereunder to Agent or any Holder shall be in writing and shall be mailed, sent, or delivered in care

                                      -7-

of the Agent in accordance with SECTION 21 of the Guarantor Security Agreement.
All notices and other communications hereunder to the Guarantors shall be in writing and shall be mailed, sent, or delivered in accordance with SECTION 21 of the Guarantor Security Agreement.

      14. CUMULATIVE REMEDIES. No remedy under this Guaranty, under the Purchase
Agreement, or any other Financing Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Purchase
Agreement, or any other Financing Document, and those provided by law. No failure on the part of Agent or any Holder to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

      15. SEVERABILITY OF PROVISIONS. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this
Guaranty shall not be affected thereby.

      16. ENTIRE AGREEMENT; AMENDMENTS. This Guaranty constitutes the entire agreement among the Guarantors, the Agent and the Holders pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each Guarantor and Agent
(acting upon instructions from the Required Holders). Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

      17. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon each
Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of Agent and the Holders; PROVIDED, HOWEVER, no Guarantor
may assign this Guaranty or delegate any of its duties hereunder without Agent's prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Agent or any
Holder, the rights and benefits herein conferred upon the Agent and the Holders, respectively, shall automatically extend to and be vested in such permitted assignee or other permitted transferee.

      18. NO THIRD PARTY BENEFICIARY. This Guaranty is solely for the benefit of
Agent and each Holder, and each of their successors and assigns and may not be relied on by any other Person.

      19. GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of
New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its

                                      -8-

respective affiliates, directors, officers, shareholders, employees or agents)
shall be commenced exclusively in the state and federal courts sitting in the
City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction
Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

      20. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same
Guaranty. Delivery of an executed counterpart of this Guaranty by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile also shall deliver an original executed counterpart of this
Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.

      21. GUARANTORS' REPRESENTATIONS AND WARRANTIES. By its execution and delivery of this Guaranty, each Guarantor hereby makes to Agent and the Holders each of the representations and warranties set forth in the Guarantor Security
Agreement applicable to such Guarantor fully as though such Guarantor were a party thereto, and such representations and warranties are incorporated herein by this reference, MUTATIS MUTANDIS.

                           [Signature page to follow]

                                      -9-

            IN WITNESS WHEREOF, the undersigned has executed and delivered this
Guaranty as of the date first written above.

GURANTOR:                          RELATIONSERVE MEDIA, INC.,
                                   a Delaware corporation

                                   By: /s/
                                   --------------------------------------
                                   Name:
                                   Title:

                                   RELATIONSERVE ACCESS, INC.,
                                   a Delaware corporation

                                   By: /s/
                                   --------------------------------------
                                   Name:
                                   Title:

                                   FRIENDSAND, INC.,
                                   a Delaware corporation

                                   By: /s/
                                   --------------------------------------
                                   Name:
                                   Title:

                          [SIGNATURE PAGE TO GUARANTY]

                                      S-1

ACCEPTED THIS 3RD DAY OF FEBRUARY, 2006

CHRISTIANA CORPORATE SERVICES, INC.,
a Delaware corporation, as Agent and on behalf
of the Holders

By: /s/
--------------------------------------
Name:_________________________________
Title:________________________________

                          [SIGNATURE PAGE TO GUARANTY]

                                       S-2